Exhibit 99.1

                    CERTIFICATION PURSUANT TO
                      18 U.S.C SECTION 1350
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC. (the "Company") on Form 10-KSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Woodman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material aspects, the financial condition and results of operations of all the Company.



                                        /s/  Michael Woodman
                                        Michael Woodman
                                        Chief Executive Officer
                                        March 24, 2003